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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       June 25, 1999


                                U.S. FOODSERVICE
             (Exact name of registrant as specified in its charter)

          Delaware                    0-24954               52-1634568
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)       Identification Number)


       9755 Patuxent Woods Drive
          Columbia, Maryland                                   21046
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:   (410) 312-7100



                                 Not applicable
         (Former name or former address, if changed since last report)
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Item 5.   Other Events

     In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, U.S. Foodservice (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements made by or on behalf of the Company.


Item 7.  Financial Statements and Exhibits

         (c)   Exhibits.

               99 Cautionary Statements for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          U.S. FOODSERVICE


Date:  June 25, 1999                      By: /s/ George T. Megas
                                              -------------------
                                              George T. Megas
                                              Senior Vice President and
                                                 Chief Financial Officer

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